United States
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


                                 FORM 8 - K
                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported): August 1, 2002



                               PITNEY BOWES INC.



                        Commission File Number: 1-3579




       State of Incorporation                IRS Employer Identification No.
             Delaware                                     06-0495050





                                World Headquarters
                         Stamford, Connecticut 06926-0700
                         Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's press release dated August 1, 2002 regarding its completion of the acquisition of PSI Group, Inc.



Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                Description
-------     -------------------------------------------------------------------

   (1)         Pitney Bowes Inc. press release dated August 1, 2002.







                                  Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PITNEY BOWES INC.

August 2, 2002

                                                  /s/ B.P. Nolop
                                                  ---------------------------
                                                  B. P. Nolop
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)


                                                  /s/ A.F. Henock
                                                  ---------------------------
                                                  A. F. Henock
                                                  Vice President - Finance
                                                  (Principal Accounting Officer)

                                                                     EXHIBIT 1
                                                                     ---------
For Immediate Release
---------------------


Pitney Bowes Completes Acquisition of PSI GROUP
-----------------------------------------------

STAMFORD, Conn., August 1, 2002 - Pitney Bowes Inc. (NYSE:PBI) today announced the successful completion of its acquisition of PSI Group, Inc. (PSI), the nation's largest mail presort company, for approximately $130 million. PSI prepares, sorts and aggregates mail to earn postal discounts and expedite delivery for its customers. As a wholly owned subsidiary of Pitney Bowes, PSI will operate under its current management and continue to focus on providing presort mail services.
         "We are pleased to complete the acquisition of PSI Group," said Michael
J. Critelli, Chairman and CEO of Pitney Bowes. "Their knowledge and expertise in helping high-volume mailers reduce the costs and speed the delivery of mail complements our existing services and will help us better serve our customers. This transaction is another step in our strategy to profitably expand our leadership in providing leading-edge, integrated mail and document solutions."
         PSI employs approximately 1,000 people in its 13 operating centers across the U.S. and in its headquarters in Omaha, Nebraska. PSI's certified operating centers have met the stringent requirements of the U.S. Postal Service's Mail Preparation Total Quality Management Program, making PSI the presort partner of choice for large first-class mailers and their service providers. Presort operations and workshare partnerships benefit the mailing industry by lowering postage costs, improving the speed and accuracy of service and ultimately enhancing the overall value of mail.
         "This is a very positive move for PSI and our customers as we look to further enhance the value we deliver in the presort mail marketplace," said Robert F. Krohn, Chairman and CEO of PSI Group, Inc.
         Pitney Bowes is a $4.1 billion global provider of integrated mail and document management solutions headquartered in Stamford, Connecticut. The company serves over 2 million businesses of all sizes in more than 130 countries through dealer and direct operations. For more information please visit www.pb.com.
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